The Lease Summary attached hereto is a part of this Lease Agreement and is incorporated by reference as if fully set forth herein. Capitalized terms not otherwise defined herein shall have the meanings as set forth in the Lease Summary.

                                 LEASE AGREEMENT

THIS LEASE AGREEMENT, made on the Date of This Lease Agreement, between Landlord and Tenant;

1. LEASED PREMISES: The Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord the Gross Rentable Square Feet in the building (the "Building") which space is more particularly shown on Exhibit A, (Site Plan), and Exhibit B. (Demised Premises), attached hereto.

2. TERM OF LEASE: Notwithstanding anything contained in this Lease Agreement to the contrary:

         (a) The Term  of this Lease shall  be as  defined in the Lease Summary.

         (b) If the Term of the Lease shall commence on a date other than the first day of the calendar month, the monthly installment of the annual rent for the calendar month shall be prorated accordingly. The Term of the Lease shall end after the Commencement Date plus such number of years and days, if any as will cause this Lease to expire on the last day of the month.

3. BASE RENT: Tenant shall pay to Landlord the base rent (Base Rent) at the respective rates set forth on Schedule 'C' hereof, in twelve (12) equal installments, payable monthly in advance, due on the first (lst) of the month. The Tenant shall pay to the Landlord one month of Base Rent and Additional Rent at the time of the complete execution of this Lease Agreement. Said amount shall be credited to the first partial month or first full month (as the case may be) that Tenant is to pay Base Rent and Additional Rent. In the event Tenant is delinquent more the number of days as noted on the Lease Summary, after the first day of the month, in the payment of any Base Rent or Additional Rent (as hereafter defined) due under this Lease, Tenant shall pay to Landlord the Late Charge as noted in the Lease Summary. The Gross Rentable Square Feet shall for the purposes of determining the rental payment include the space occupied by Tenant; (outside dimensions) and a prorata share of any common area of the Building as verified by Landlord's Architect.

4. RIGHTS IN COMMON: Tenant shall have the right in common with other tenants and occupants of the Building to use the access driveways to public streets and to park in the parking area. Tenant will not permit or cause access to said areas to be blocked, restricted or otherwise hindered.

5. ADDITIONAL RENT:

         A. In addition to the annual Base Rent payable by Tenant under this Lease, from the date of Tenant's occupancy of the Leased Premises, Tenant shall pay as additional rent any and all other charges required to be paid in connection with this Lease at the times herein provided for the payment thereof ("Additional Rent").

         B. Tenant shall pay monthly as Additional Rent, Tenant's Proportionate Share of all real estate taxes including municipal sewer and water rents and charges, if any, and extraordinary expenses and assessments, if any, assessed against the entire parcel of which the Demised Premises forms a part for the lease year. In addition to the obligation to pay taxes, Tenant shall pay
Tenant's Proportionate Share of any levy for the installation of local improvements affecting the real estate of which the Demised Premises are a part which may be assessed by applicable governmental entities for all purposes of this Lease. In the event that Landlord obtains a reduction in real estate taxes, as established during the Term of this Lease Agreement, Landlord shall pass on to Tenant Tenant's

         C. Tenant shall pay to Landlord as Additional Rent Tenant's Proportionate Share of all maintenance and management costs for the exterior areas of the Building and the common areas of the Building, including, but not limited to, items noted on Exhibit D. Landlord shall, at its own expense maintain the foundations and the steel structure of the Building; provided that Tenant shall be solely responsible for damage to any of these areas occasioned by the fault or negligence of Tenant, its employees, agents, contractors and/or invitees.

         D. The Tenant shall pay to the Landlord utility meter installation and maintenance charges and such gas, electric, water and sewer service and usage charges or rentals as may, during the Term of this Lease, be assessed or imposed for the utilities used or consumed in or on the Demised Premises, whether determined by meter or otherwise, as soon as the same may be payable. If such charges or rentals are not so paid, the same shall be added as Additional Rent.

         E. Tenant shall, at Tenant's expense, maintain Service Contracts with reliable contractors to perform regular, monthly or other required services and maintenance to the heating, plumbing, electrical, fire safety and mechanical systems in the Demised Premises. Tenant shall pay for either directly to the appropriate utility company or as Additional Rent all gas, electricity, water, sewer and/or other utilities consumed or used in the Demised Premises and the proportionate share of common area utilities during the Term of the Lease.

         F. If Landlord shall incur any charge or expense on behalf of the Tenant under the terms of this Lease, such charge or expense shall be considered Additional Rent (including construction costs and expenses for the fit up of the Demised Premises) hereunder; in addition to and not in limitation of any other rights and remedies which Landlord may have in case of the failure by Tenant to pay such sums when due, such non-payment shall entitle Landlord to the remedies available to it hereunder for non-payment of rent. All such charges or expenses shall be paid to Landlord at its office or its successor assignee or nominee, in Gladstone, New Jersey or at such other place and to such other person as Landlord may from time to time designate in writing. Any unpaid rent or additional rent shall accrue interest thereon at the rate of fifteen percent (15%) per annum, commencing thirty (30) days after the date it is due.

         G. Tenant shall pay the cost of insurance, as defined in Paragraph 14, as Additional Rent.

         H. With respect to Tenants' obligations under this Paragraph 6 and Paragraphs 7 and 14 hereafter, Landlord shall estimate and bill Tenant monthly for Tenant's Proportionate Share of the costs thereof, which sums Tenant shall pay as Additional Rent together with the monthly Base Rent due hereunder. Said estimates may be revised upward or downward from time to time to reflect increased or decreased costs. Sometime after the end of each calendar year, (or at the end of the Term of the Lease, if other than December 31), Landlord shall determine the actual costs incurred and bill Tenant for any balance due or pay Tenant any monies due it. In the event Tenant does not question Landlord's estimate, in writing, within 2 months of Tenant's receipt of said estimate, said estimate shall be considered non-negotiable and a valid claim.

6. NET RENT LEASE: It is the purpose and intent of the Landlord and the Tenant that the adjusted annual rental shall be absolutely net to the Landlord, so that this Lease shall yield, net to the Landlord, the net Base Rent specified in the Lease Summary in each year during the Term of this Lease, and that all costs, fees, interest, charges, expenses, reimbursements and obligations of every kind and nature whatsoever relating to the Demised Premises which may arise or become due during or out of the Term of the Lease shall be paid or discharged by the Tenant as Additional Rent, and the Tenant hereby agrees to indemnify and to save the Landlord harmless from and against such costs, fees, interests, charges, expenses, reimbursements and obligations and any interest thereon.

7. USE: Tenant covenants to use and occupy the Demised Premises for the Use of the Demised Premises, which use by Tenant, however, is and shall be expressly subject to all applicable zoning ordinances and regulations of any governmental institutional instrumentality's, board, or bureaus having jurisdiction thereof. Tenant may not use the Demised Premises for any other use whatsoever without Landlord's prior written consent. Tenant shall not allow the Demised Premises to be vacant for more than thirty (30) consecutive days. If Tenant violates this provision, Landlord may, at Landlord's option upon ten (10) days' notice to Tenant, terminate this Lease.

8. COMPLIANCE WITH LAWS AND INSURANCE:

         A. Tenant will not do or permit to be done in the Demised Premises, or the Building of which they form a part, or bring or keep anything therein, which shall in any way increase the rate of fire or other insurance in said Building or on the property kept therein, or obstruct, or interfere with the rights of the other tenants, or in any way injure or annoy them or those having business with them, or conflict with the fire laws or regulations or with any insurance policy upon said Building or any part thereof, or with any statutes, rules or regulations enacted or established by the Federal Government or by the State Municipality or County in which the subject property is located. Any increase in fire insurance premiums caused by Tenant's activities will be paid by Tenant as Additional Rent.

         B. The Tenant shall promptly comply at its own expense with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the Demised Premises, their use and occupancy. Tenant shall take all steps necessary for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the Demised Premises. During the term thereof, Tenant shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the Demised Premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

9. ALTERATIONS:

         A. Tenant will not make any alterations, installations, changes, replacements, additions, or improvements, structural or otherwise, in or to the Demised Premises or any part thereof, without the prior written consent of the Landlord. All alterations, etc., shall be made at the sole expense of the Tenant and shall be in compliance with all applicable governmental and insurance requirements and shall not interfere with the occupancy by any other tenant in the Building. Landlord's consent will not be unreasonably withheld.

         B. No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the Demised Premises without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the Demised Premises, shall belong to and become the property of the Landlord and shall be surrendered with the Demised Premises and as part thereof upon the expiration or sooner termination of the Lease, without hindrance, molestation or injury.

10. COVENANT AGAINST LIENS: Unless otherwise provided by law, any contract(s) executed by Tenant for alterations, additions or improvements to the Demised Premises which Landlord permits Tenant to do pursuant to Paragraph 10, whether in the nature of erection, construction, alteration or repair, shall not be deemed to have been authorized by Landlord merely by reason of any consent given by Landlord to Tenant to improve the Demised Premises unless Landlord
specifically   reviews  such   contract(s)  and  consents  in  writing  to  such
contract(s). Landlord, in granting its consent to Tenant for any such alterations, additions or improvements to the Demised Premises, shall have no obligation to authorize in writing any contract(s) executed by Tenant for such work, it being the intention of the parties that to the extent permitted by the New Jersey Construction Lien Law, N.J.S.A. 2A:44A-1 ET SEQ. (the "Construction Lien Law") any liens by any contractor, subcontractor or supplier who provides work, services, material or equipment to Tenant pursuant to such contract(s) shall attach only to the leasehold interest of Tenant. Tenant shall pay promptly all persons furnishing work, equipment, services or materials with respect to any work performed by Tenant or its contractor on or about the Demised Premises. In the event any construction or other liens or any other notices of claim, including, without limitation any Notice of Unpaid Balance and Right to File Lien ("lien"), shall at any time be filed pursuant to the Construction Lien Law by reason of work, services, equipment or materials performed or furnished to Tenant or to anyone holding the Demised Premises through or under Tenant, Tenant shall immediately notify Landlord of the same and shall forthwith cause the same to be discharged by paying the claimant and obtaining a discharge or by filing a surety bond or making a deposit of funds with the Clerk of the Superior Court of New Jersey as provided in N.J.S.A. 2A:44A-31. If Tenant shall fail to cause such lien forthwith to be so discharged in compliance with all the provisions of the Construction Lien Law within ten (10) business days after being notified of the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may discharge the same by paying the amount claimed to be due and the amount so paid by Landlord together with interest thereon at three (3%) percent over the prime rate of the First Fidelity Bank and all costs and expenses, including reasonable attorneys' fees incurred by Landlord in procuring the discharge of such lien, shall be due and payable by Tenant to the Landlord as Additional Rent on the first day of the next following month, or may, at the Landlord's election, be subtracted from any sums owing to Tenant. Tenant shall provide Landlord with copies of any contracts, subcontracts, supply contracts, equipment leases, consulting agreements or similar documents and any amendments thereto with respect to any work performed by Tenant or its contractor(s) on or about the Demised Premises within ten (10) days of execution of same. Tenant, without further request, written or oral, is hereby required and agrees to provide Landlord each month during any period work is performed by Tenant or its contractor(s) on or about the Demised Premises with an accurate and full list, verified under oath, of the names and addresses of each contractor, subcontractor, construction manager, design professional, supplier or other persons or entities providing work, services, materials or equipment who may have a right to file a lien pursuant to the Construction Lien Law. Said list shall be in compliance with all provisions of the Construction Lien Law.

11. SURRENDER OF PREMISES:

         A. It is distinctly understood that all alterations, installations, changes, replacements, additions to or improvements upon the Demised Premises (whether with or without Landlord's consent) shall at the election of Landlord remain upon the Demised Premises and be surrendered with the Demised Premises at the expiration of this Lease without disturbance, molestation or injury. Should Landlord elect that alterations, installations, changes, replacements, additions to or improvements upon the Demised Premises be removed, upon termination of this Lease or upon termination of any renewal period hereof, Tenant hereby agrees to cause same to be removed at Tenant's sole cost and expense, and should Tenant fail to remove the same, then and in such event, Landlord shall cause same to be removed at Tenant's expense and Tenant hereby agrees to reimburse Landlord for the cost of such removal, together with any and all damages which Landlord may suffer and sustain by reason of failure of Tenant to remove the same.

         B. The Tenant covenants, at the expiration or other termination of this Lease, to remove all goods and effects from the Demised Premises not the property of the Landlord, and to yield up to the Landlord the Demised Premises and all keys, locks and other fixtures connected therewith (except trade fixtures and other fixtures belonging to the Tenant), in good repair, order and condition in all respects, reasonable wear and use thereof and damage by fire or other casualty and damage from risk with respect to which Tenant is not herein expressly made liable excepted. In the event Tenant does not surrender the Demised Premises as herein required, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in surrendering possession. Unless Landlord agrees in writing to Tenant's holding over after the Lease is terminated, Tenant's continued occupancy will be as a month-to-month tenant upon all the same terms and conditions set forth in this Lease except that the annual base rent shall be two (2) times the fixed annual rent payable during the month the Lease terminated.

12. TENANT'S INSURANCE: It is expressly agreed by the parties that Tenant shall assume all risk of damage to its property, equipment and trade fixtures occurring in or about the Demised Premises whatever the cause of such damage or casualty. Landlord assumes no liability or responsibility whatever with respect to the conduct and operation of the business to be conducted in the Demised Premises nor for any loss or damage of whatsoever kind or nature or by whomsoever caused, to personal property, documents, records, monies, or goods of Tenant or to anyone in or about the Demised Premises, however caused, and Tenant agrees to hold Landlord harmless against all such claims.

Tenant will, at its own cost and expense maintain all risk insurance coverage on its trade fixtures, and other personal property located in the Demised Premises in an amount equal to full replacement cost thereof.

The Tenant, at Tenant's own cost and expense, shall obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the Demised Premises, for injuries to any person or persons, for limits of not less than the Limit of Liability Insurance To Be Maintained by Tenant as set forth in the Lease Summary. The policy or policies of insurance shall be of a company or companies authorized to do business in the State of New Jersey and shall be delivered to the Landlord, together with evidence of the payment of the premiums therefor, not less than fifteen days prior to the commencement of the term hereof or of the date when the Tenant shall enter into possession, whichever occurs sooner. At least thirty
(30) days prior to the expiration or termination date of any policy, the Tenant shall deliver a renewal or replacement policy with proof of the payment of the premium therefor.

13. LANDLORD'S INSURANCE: Tenant shall pay to Landlord as Additional Rent Tenant's Proportionate Share of the premium cost for comprehensive insurance, including liability insurance, fire insurance with loss of rent and customary all risk conditions, insuring the Building and improvements of which the Demised Premises are a part in an amount equal to the full replacement value of said Building and insurable improvements, exclusive or footings and foundations, which insurance shall include, at Landlord's election, any customary extensions or Overages or additional policy Overages, including but not limited to, vandalism, malicious mischief, sprinkler damage, flood insurance, broad form boiler and machinery coverage (inclusive of air conditioning system, if any), glass insurance, and rent/business interruption insurance (inclusive of real estate taxes and maintenance items and applicable insurance premiums).

14. HOLD HARMLESS:

         A. The Tenant also agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for any and all payments, expenses, costs, attorney fees and from and for any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason of the occupancy by the Tenant and the conduct of the Tenant's business.

         B. Tenant shall indemnify and hold the Landlord harmless from and against all suits, actions, damages, losses, penalties, liabilities, claims, costs and expenses including, without limitation, reasonable attorney's fees, which the Landlord may suffer or incur in connection with (i) any matter, cause or thing arising out of Tenant's use, occupancy, control or management of the Demised Premises; (ii) any negligence, or acts of omission or commission on the part of Tenant or any of its agents, contractors, servants, employees or invitees; (iii) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease on its part to be performed or complied with; (iv) any loss of life, bodily or personal injury or property damage which is not due to the fault of the Landlord, its employees, contractors or agents. Landlord shall promptly notify Tenant of any such claim asserted against it and shall promptly send to Tenant copies of all papers or legal process served upon it in connection with an action or proceeding brought against Landlord by reason of any such claim. Nothing herein shall impose on Tenant any obligation to indemnify Landlord for Landlord's negligence.

15. TENANT'S DEMISED PREMISES: The Tenant shall take good care of the Demised Premises and at the Tenant's own cost and expense, make all repairs, including painting and decorating, and shall maintain the Demised Premises in good condition and state of repair, and at the end or other expiration of the term thereof, shall deliver up the Demised Premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted.

16. SUBLEASING: Tenant shall not assign, transfer, or encumber this Lease or any interest therein, or sublet the Premises or any part thereof, or acquiesce in any such assignment, transfer, or encumbrance, without in each case obtaining the prior written consent of Landlord. Landlord may withhold this consent for any reason in its sole discretion. Any transfer or assignment of any controlling interest in Tenant, whether voluntarily or by operation of law, shall constitute an assignment for purposes of this Section of the Lease. In the event Landlord shall consent to an assignment or sublease, the obligations of this Lease shall bind and benefit the assignees and transferees of Tenant with the same effect as if they were mentioned in each instance where Tenant herein is named or referred to. No such assignment or transfer shall relieve Tenant of any obligations hereunder and Tenant shall remain primarily liable for such obligations. Tenant shall deliver to Landlord a true and complete copy of every assignment and sublease relating to the Premises promptly after execution thereof. Every sublease relating to the Premises shall contain the agreement of the sub-tenant thereunder to attorn to Landlord in the event of termination by Landlord of this Lease. Tenant shall pay to Landlord the reasonable cost, if any, of Landlord's professional review of the transaction.

17. FIRE DAMAGE:

         A. In the event the Building or the Demised Premises shall be destroyed or rendered untenantable either in whole or in part by fire or other casualty, Landlord may at its option restore the Building or Demised Premises to as near their previous conditions as is reasonably possible. In the meantime, unless the damage was caused by acts, omissions, or negligence of Tenant, its agents, employees, contractors, or invitees, the rent shall be abated in the same proportion as the untenantable portion of the Demised Premises bears to the whole thereof. But, unless Landlord within twenty-one (21) days after the happening of any such casualty shall notify Tenant of its election not to restore the damage within nine (9) months from date of casualty, this Lease shall continue and Landlord shall commence the necessary restoration.

         Such restoration by Landlord shall not include replacement of Tenant's trade fixtures, furniture, equipment, or other items that do not become part of the Building or any improvements to the Premises in excess of those provided for in the allowance for building standard items as of the Commencement Date of this Lease. Restoration of the premises required beyond Landlords obligation shall be performed by the Tenant at no cost to the Landlord. If Landlord shall elect to notify Tenant that Landlord shall not restore, this Lease shall terminate as of the date of the occurrence and Tenant shall promptly vacate the Premise.

         B. No  penalty  shall  accrue to  landlord  to delay in  commencing  or
completing  repairs  caused  by  adjustment  of  insurance  claims,   government
requirements, or any cause beyond Landlord's reasonable control.

         C. No damages, compensation, or claim shall be payable by Landlord except as such is provided for in Landlord's standard insurance policy if any, for inconvenience, loss of business, or annoyance arising from any repair or restoration of any portion of the Premises or of the Building. Landlord shall use commercially reasonable efforts to effect such repairs promptly and in such manner as not to unreasonably interfere with Tenant's occupancy.

         D. Landlord will not carry insurance of any kind on any improvements, additions, or alterations made and paid for by Tenant or Tenant's furniture or furnishings or on any fixtures, equipment, improvements, or appurtenances of Tenant under this lease, and Landlord (except as provided by law by reason of its negligence) shall not be obligated to repair any damage thereto or replace the same.

         E. In case the Building shall be substantially destroyed by fire or other causes at any time during the last year of the term of this Lease, either Landlord or Tenant may terminate this Lease upon written notice to the other party hereto given within twenty-one (21) days of the date of such destruction.

         F. Upon any termination of this Lease as a result of damage or destruction of the Building or Premises as provided herein, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord, except for rent and any other monies which have accrued and are then unpaid, and further, except for any prepaid rent due to tenant.

18. LANDLORD'S RIGHT OF ENTRY: The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the Demised Premises or any part thereof. at all reasonable hours (or at any hour in the event of an emergency) for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof or for the purpose of showing same to prospective purchasers or mortgagees or placing a suitable "For Sale" or "To Let" sign therein. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

19. GLASS: Tenant agrees to replace, at its cost and expense, any broken glass in the windows or apertures of the Demised Premises which may be damaged or destroyed. If Landlord does not obtain plate glass insurance coverage, Tenant will either carry plate glass insurance or in lieu thereof, will self-insure and replace said plate glass. In case of the destruction of or any damage to the glass in the Demised Premises, or the destruction of or damage of any kind whatsoever to the said Demised Premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, the Tenant shall repair the said damage or replace or restore any destroyed parts of the Demised Premises, as speedily as possible, at the Tenant's own cost and expense.

20. TENANT'S SIGNS: The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said Demised Premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. Tenant shall, at its expense, apply for any such sign approval as is required from any applicable governing body and shall maintain the sign(s) in good condition and repair. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon the Demised Premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

21. LANDLORD'S NON-LIABILITY: The Landlord shall not be liable to Tenant for, nor shall Base Rent or Additional Rent be abated or diminished because of any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, down spouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, air conditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on part of any other tenant or of the Landlord or the Landlord's or this Tenant's or any other tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any inconvenience, interference with, interruption of or failure, beyond the control of the Landlord, of any services to be furnished or supplied by the Landlord or repairs to be made, materials to be stored or work to be performed and the same shall not constitute an eviction.

22. SUBORDINATION: This Lease is and shall always be subject and subordinate at all times to the lien of any mortgages or ground leases or other encumbrances now existing or hereafter placed upon the Demised Premises and to all renewals, modifications, consolidations, replacements and extensions thereof. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this Lease, irrespective of the date of recording and the Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to further effect the subordination of this Lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of canceling this Lease, and the term hereof expressly limited accordingly.

23. CONDEMNATION: If the land and/or Building herein, or of which the Demised Premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and/or shall sell and convey the land and/or Building of which the Demised Premises are a part or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and/or Building or any portion thereof, then this Lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant's to damages, if any, are hereby assigned to the Landlord. Tenant shall have the right to make a claim against the condemning authority for such independent claim which it may have as may be allocated by law, for costs and damages due to relocating, moving and other similar costs and charges directly incurred by Tenant and resulting from such condemnation provided the same does not in any way diminish the Landlord's award. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and/or Building or any portion thereof. The Tenant covenants and agrees to vacate the Demised Premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

24. DEFAULT OF TENANT:

         A. If there should occur any default on the part of the Tenant in the due and punctual payment of any Base Rent or Additional Rent when due or in the performance of any conditions and covenants herein contained, or if during the term hereof the Demised Premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter the Demised Premises and the same have again possess and enjoy; and as agent for the Tenant or otherwise, re-let the Demised Premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month. Tenant expressly waivers any and all rights of redemption granted by or under any present or future law in the event it is evicted or dispossessed for any cause or if Landlord obtains possession of the Demised Premises by reason of violation or any terms, covenants and conditions of the Lease.

         B. Upon the occurrence of any of the contingencies set forth in the proceeding clause, or should the Tenant be adjudicated bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or should Tenant be dissolved or liquidated or possession of the property of Tenant be taken by any governmental officer or agency pursuant to statutory authority for dissolution rehabilitation, reorganization or liquidation, or if this Lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, in addition to any other remedies Landlord may have, if the Landlord so elects, at any time thereafter, terminate this Lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five days notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this Lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this Lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.

         C. The parties hereby shall and they hereby do waive trial by jury in any action or proceeding brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Demised Premises any claim of injury or damage. In the event Landlord commences any proceedings for non-payment of Base Rent and/or Additional Rent, Tenant waives its right to file a counterclaim or remove such action to the Superior Court from Special Civil Part. This shall not, however, be construed as a waiver of Tenant's rights to assert such claims in any special action or actions.

         D. If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within Lease, the Landlord may (but shall not be obligated to) if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason for the breach by the Tenant of any of the covenants and conditions in this Lease contained. Landlords delay or failure to insist upon strict performance of any of the covenants and conditions of this Lease or to exercise any other available right or remedy shall not impair any such right or remedy, nor shall it be construed to be a forbearance or waiver.

25. FORCE MAJEURE: This Lease and the obligation of the Tenant to pay rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to obtain or supply any service, labor or material called for herein, by reason of any rule, order, regulation or preemption or embargo by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire, catastrophe or other loss or because of strikes, lockouts or other labor trouble, civil commotion, acts of God or of the public enemy, the act or default of the other party, holding over by any existing tenant of the Demised Premises or for any cause or effect beyond the control of the Landlord (collectively "Force Majeure"). The period of time during which Landlord is prevented from performing any act required to be performed under this Lease due to Force Majeure shall be added to the time for performance of such act.

26. SEVERABILITY: The terms, conditions, covenants and provisions of this Lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

27. CUMULATION RIGHTS: The various rights, remedies, options and elections of the Landlord, expressed herein, are distinct, separate and cumulative. In addition, to other legal remedies for violation or breach by Tenant or anyone holding or claiming under Tenant of the restrictions, agreements or covenants of this Lease on Tenant's part to be performed or fulfilled, such violation or breach shall be restrainable by injunction of the suit of Landlord. No receipt of money by Landlord from any receiver, trustee or custodian or debtor in possession shall reinstate, continue or extend the term of this Lease or affect any notice continue or theretofore given to Tenant or to any such reseller, trustee, custodian or debtor in possession or operate as a waiver or estoppel of the right of Landlord to recover possession of the Demised Premises for any of the caused therein enumerated by any lawful remedy. The failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this Lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

28. NOTICES: All notices required under the terms of this Lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this Lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

29. ENTIRE CONTRACT: This Lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, after or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

30. ISRA: Tenant represents that its Standard Industrial Classification ("SIC") number is the number set forth in the Lease Summary. Tenant shall, with respect to its use and occupancy of the Demised Premises, or its SIC classification, at Tenant's own expense, comply with the Industrial Site Recovery Act, N.J.S.A. 13:1 K-6 ET SEQ. ("ISRA"), the Resource Conservation and Recovery Act, 42 U.S.C. 6901 ET SEQ. ("RCRA"), the Comprehensive Environmental Response, Compensation & Liability Act, 42 U.S.C. 9601 ET SEQ. ("CERCLA"), the Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 ET SEQ. ("Spill Act"), the Clean Water Act, 33 U.S.C. 1241 ET SEQ., the New Jersey Water Pollution Control Act, N.J.S.A. 58:10A-1 ET SEQ., the Worker and Community Right-To-Know Act, N.J.S.A.34:5A-1 ET SEQ., the occupational Safety and Health Act of 1979, 29 U.S.C. 651 ET SEQ. and such other environmental statutes as may now or hereafter be enacted and are applicable to the Demised Premises, land or Building (the above acts and any future environmental enactment's are hereinafter collectively referred to as "Environmental Laws") and any and all amendments, orders and regulations promulgated pursuant to the Environmental Laws. Tenant shall, at Tenant's own expense, provide all information within Tenant's control requested by Landlord or the Bureau of Industrial Site Evaluation (or such other entity authorized to administer and/or enforce the Environmental Laws) for the preparation of submissions, declarations, reports and plans pursuant to the Environmental Laws. If the New Jersey Department of Environmental Protection and Energy (DEPE) (or such other entity authorized to administer and/or enforce the Environmental
Laws) shall determine that a clean-up plan be prepared and that a clean-up or any other required action be undertaken because of any spills or discharges of hazardous substances or wastes at the Demised Premises which occur during the term of this Lease or that any other action be taken in order to comply with the Environmental Laws, then Tenant shall, at Tenant's own expense, prepare and submit the required plans and carry out the approved plans and/or perform such other required actions. Tenant shall indemnify, defend and save harmless
Landlord from all fines, suits, procedures, claims and actions of any kind arising out of or in any way connected with any spills or discharges of hazardous substances or wastes at the Demised Premises which occur during the term of this Lease and/or other required compliance with Environmental Laws. Tenant's obligations and liability under this paragraph shall survive the term of this Lease and shall continue so long as Landlord remains subject to the Environmental Laws or is held responsible for any spills or discharges of hazardous substances or wastes at the Demised Premises which occur during the term of this Lease and/or other required compliance with Environmental Laws.

31. BROKER: Tenant and Landlord represent and warrant to each other that there are no claims or brokerage commissions or finder's fees in connection with the execution of the Lease, except for the Real Estate Broker as noted in the Lease Summary. Each party agrees to indemnify the other against, and hold it harmless from, all liabilities arising from claims of any entity other than the Real Estate Broker (including, without limitation, the cost of counsel fees in connection therewith) arising out of acts by the warranting party in violation of its covenant herein.

32. SHORT FORM LEASE: It is understood between the parties hereto that this Lease will not be recorded but that a short form lease, describing the Demised Premises, giving the term and making particular mention of any special clauses as herein contained, may only at Landlord's option, be recorded in accordance with the laws governing and regulating the recording of such documents in the State of New Jersey.

33. ARBITRATION: Except with respect to any summary dispossess proceedings for non-payment of rent, in the event of any controversy between Landlord and Tenant hereafter arising out of any of the provisions of this Lease or out of the refusal of Landlord or Tenant to observe or perform any of the provisions hereof, then, if the parties hereto have not agreed to settle such controversy within thirty (30) days after the same shall have arisen, either party may submit such matter to a binding arbitration in New Jersey before three (3) arbitrators of the American Arbitration Association (or any successor thereto) in accordance with its commercial Rules then obtaining. In the event of the failure, refusal or inability of the American Arbitration Association (or any successor thereto) to act, application may be made for such appointment to a court of competent jurisdiction. The determination made by the arbitrators so appointed shall be conclusive upon the parties and judgment may be entered on the award of the arbitrators in any court of competent jurisdiction. The request for formal arbitration may be made by either party upon written notice to the other party which notice shall include an express statement of the matter in dispute. The arbitrators may only interpret and apply the terms of the Lease and may neither change such terms nor deprive either party to the Lease of any rights hereunder. The expenses of arbitration shall be borne equally by Landlord and Tenant, except that each party shall pay its own counsel fees. The existence of any dispute or the submission thereof to arbitration shall not affect or delay the performance by Tenant of its obligations under the Lease. Tenant shall continue to pay all rent and other sums owing under the Lease and shall make any required deposits (as reasonably determined by Landlord, if necessary) without prejudice to Tenant's rights; and, if required by reason of the determination of the arbitrators, Landlord shall make any appropriate refund to Tenant.

34. ESTOPPEL: The Tenant shall deliver to the Landlord's mortgage lender or Landlord within ten (10) days of a request, from time to time, a statement in writing certifying (a) that this Lease is unmodified and is in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (b) that there exists no default or if a default is claimed, stating the exact nature of the default) (c) the dates to which Base Rent and Additional Rent have been paid in advance, if any (d) whether any security has been deposited by Tenant with Landlord and if so the amount thereof; it being intended that any such statement delivered pursuant to this paragraph may be relied upon as to the facts contained therein. Tenant shall from the date hereof send to any Landlord's mortgage lender, upon written request, a copy of any notice or statement required to be sent under the Lease to the Landlord, at the same time such notice is sent to the Landlord. If Landlord's mortgage lender requests reasonable modifications to this Lease, Tenant will not unreasonably withhold or delay its consent thereto, provided such modifications do not increase Tenant's obligations hereunder or materially adversely affect the leasehold interest hereby created or Tenant's use and enjoyment of the Demised Premises.

35. MISCELLANEOUS:

         A. The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

         B. Tenant agrees not to encumber or suffer or permit to be encumbered, the Demised Premises or the fee thereof by any lien, charge, or encumbrance, and Tenant shall have no authority to mortgage or hypothecate this Lease in any way whatsoever.

         C. Notwithstanding anything set forth in this Lease to the contrary, neither Landlord nor any partner of Landlord shall have any personal liability in connection with its obligations under this Lease, and Tenant agrees to look solely to the property described on Exhibit A hereof to enforce any claim it may have against Landlord. When the term "Landlord" is used in this Lease it shall be construed to mean and include only the owner of the fee title, to the Demised Premises. Upon transfer by Landlord of the fee title, Landlord shall notify Tenant of Landlord's transferee. In such event, Landlord shall be automatically freed and relieved from and after the date of such transfer of title of all liability with respect to the performance of any covenants on and obligations on Landlord's part to be performed after the date of transfer provided that any such transfer and conveyance by Landlord is expressly subject to the assumption by the grantee or transferee of the obligations of Landlord to be performed pursuant to the terms and conditions of this Lease.

         D. In all references herein to any parties, persons, entities or corporations the use of any particular gender of the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants, and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

         E.  This  Lease  is to be  construed  pursuant  to laws of state of New
Jersey.

         F. Tenant represents that: (a) it is a corporation, partnership or limited liability company as defined in the Lease Summary, validly existing and in good standing under the laws of the State as defined in the Lease Summary;
(b) that the officer, partner or member executing and delivering this Lease has been duly authorized to enter into this Lease; (c) that the execution and delivery of this Lease does not and shall not violate any provision of any by-law, partnership agreement, operating agreement, order, judgment, governmental regulation or any other obligation to which Tenant is a party or to which it is subject.

36. APPLICATION OF UNDERLYING LEASE:

Except as set forth in this Lease and to the extent not otherwise inconsistent with the agreements and understandings expressed in this Lease, the terms, provisions, covenants and conditions of the Underlying Lease are hereby incorporated herein by reference upon the understanding that the term "Landlord" as used in the Underlying Lease shall refer to Landlord hereunder and the term "Tenant" as used in the Underlying Lease shall refer to Tenant hereunder. Landlord and Tenant hereunder each agree to perform and comply with the terms, provisions, covenants, and conditions of the Underlying Lease and not to do or cause the Underlying Lease to be terminated except where the Underlying Lease or this Lease specifically provide for termination upon the happening of certain events.

37. LANDLORD AS OWNER:

The Landlord covenants and represents that the Landlord is not the owner of the Demised Premises but is the tenant under the Underlying Lease and has the right and authority to enter into, execute and deliver this Lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and subject to the provisions of this Lease and the Underlying Lease, peaceably and quietly have, hold and enjoy the Demised Premises for the term aforementioned.

THE LANDLORD HEREBY LEASES THE DEMISED PREMISES TO THE TENANT, AND THE TENANT HEREBY LEASES THE PREMISES FROM THE LANDLORD, IN ACCORDANCE WITH THE TERMS OF THIS LEASE AGREEMENT.

                                LANDLORD:

                                           COGENERATION SERVICES INC.

                                           /S/ Harold N. Kamine
                                By:        --------------------------(Signature)

                                           Hal Kamine
                                           --------------------------(Name)

                                           President
                                           --------------------------(Title)




                                TENANT:

                                           KMC TELECOM INC.

                                           /S/ Harold N. Kamine
                                By:        --------------------------(Signature)

                                           Hal Kamine
                                           --------------------------(Name)

                                           President
                                           --------------------------(Title)

                                   EXHIBIT A



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